Exhibit 10.14

AIDH TOPCO, LLC

CONFIDENTIAL

September 17, 2021

AIDH TopCo, LLC

550 Cochituate Rd

Framingham, MA 01701

Attention: David A. Samuels

Expense Reimbursement Letter –

Transactions

Ladies and Gentlemen:

We are writing to acknowledge the agreement of certain parties listed on the signature pages hereto (“you” or “your”) to work with AIDH TopCo, LLC (the “Company”, “our”, “us”, or “we”) and Definitive Healthcare Corp. (“Pubco”), in connection with the initial public offering of the Class A common stock by Pubco (the “Initial Public Offering”), including the reorganization of Pubco and the Company contemplated in connection with the Initial Public Offering (the “Reorganization Transactions” together with the Initial Public Offering, the “Transactions”).

In consideration of your agreement to work with us towards the Transactions, we agree, by acknowledgment hereof, to reimburse you for all reasonable and documented out-of-pocket costs and expenses incurred by you (whether prior to or on the date hereof and including, without limitation, reasonable and documented fees and disbursements of counsel and consultants) in connection with the Transactions (all such costs and expenses, the “Expenses”); provided, that in no event shall the Expenses reimbursable by the Company pursuant to this letter agreement to each of you exceed $300,000 (the “Expense Cap”).

This letter agreement shall be binding upon the Company and the Company’s successors and assigns, may be enforced by you and your successors and assigns, and shall be enforceable without regard to any act, event or circumstance except as expressly set forth herein.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this letter agreement or the transactions contemplated hereby or the actions of the Company or any of its affiliates in the negotiation, performance or enforcement hereof.

This letter agreement may be executed and delivered in counterparts (including by facsimile or other electronic transmission), each one of which shall be deemed an original and all of which together shall constitute one and the same letter agreement.

[Signature Page to Expense Reimbursement Letter]

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Please indicate your acceptance of the provisions hereof by signing a copy of this letter agreement and returning it, together with (i) evidence of reimbursable and accrued Expenses as of the date hereof and (ii) wire instructions for payment of the Expenses, to the Company.

Very truly yours,

AIDH TOPCO, LLC

By	/s/ Jason Krantz
Name:	Jason Krantz
Title:	Chief Executive Officer

[Signature Page to Expense Reimbursement Letter]

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ACCEPTED AND AGREED:

ADVENT INTERNATIONAL CORPORATION

By	/s/ James Westra
Name:	James Westra
Title:	Chief Legal Officer, General Counsel, and Managing Partner

[Signature Page to Expense Reimbursement Letter]

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ACCEPTED AND AGREED:

SPECTRUM EQUITY MANAGEMENT, L.P.

By	/s/ Chris Mitchell
Name:	Chris Mitchell
Title:	Vice President

[Signature Page to Expense Reimbursement Letter]

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ACCEPTED AND AGREED:

22C CAPITAL LLC

By	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Authorized Signatory

[Signature Page to Expense Reimbursement Letter]

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ACCEPTED AND AGREED:

MHDH AB

By	/s/ Björn Carlsson
Name:	Björn Carlsson
Title:	Authorized Signatory

[Signature Page to Expense Reimbursement Letter]

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ACCEPTED AND AGREED:

JASON KRANTZ

By	/s/ Jason Krantz

[Signature Page to Expense Reimbursement Letter]

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